Exhibit 10.4

MODIFICATION AND TERMINATION AGREEMENT

     THIS MODIFICATION AND TERMINATION AGREEMENT (the “Agreement”) is made this 27th day of January, 2005 by and between TRINSIC COMMUNICATIONS, INC., a Delaware corporation, formerly known as Z-Tel Communications, Inc.; TRINSIC, INC, a Delaware corporation, formerly known as Z-Tel Technologies, Inc.; Z-TEL, INC., a Nevada corporation; Z-TEL BUSINESS NETWORKS, INC., a Delaware corporation; Z-TEL NETWORK SERVICES, INC., a Delaware corporation; Z-TEL HOLDINGS, INC., a Florida corporation; Z-TEL COMMUNICATIONS OF VIRGINIA, INC., a Virginia corporation; Z-TEL INVESTMENTS, INC., a Delaware corporation; TOUCH-1 COMMUNICATIONS, INC., an Alabama corporation; DirecTEL, INC., an Alabama corporation; direcCONNECT, INC., an Alabama corporation; and Z-TEL CONSUMER SERVICES, LLC, an Alabama limited liability company (individually and/or collectively, “Borrower”), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“Lender”).

R E C I T A L S:

     A. On or about April 22, 2004, Borrower and Lender entered into that certain Loan and Security Agreement (the “Loan Agreement”) evidencing a certain credit facility extended by Lender to Borrower in the original aggregate principal amount of up to $25,000,000.00. Capitalized terms not defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     B. Borrower has failed to comply with certain terms of the Loan Agreement and other Loan Documents and have defaulted thereunder, as a consequence of which Lender is entitled to exercise all rights and remedies available to it under the Loan Agreement, certain other Loan Documents, and otherwise, including without limitation the right to charge interest at the Default Rate, to declare all Obligations to be immediately due and payable, and/or to take possession of all or any portion of the Collateral.

     C. Borrower has changed the name of Borrower “Z-Tel Technologies, Inc.” to “Trinsic, Inc.” and the name of Borrower “Z-Tel Communications, Inc.” to “Trinsic Communications, Inc.”

     D. Borrower has requested that the Lender consent to the Borrower’s sale, for the sum of $330,000.00 in cash, of approximately 36,000 currently delinquent accounts that have been fully reserved on the Borrower’s books and records as of the date hereof and which have an aggregate face value, as stated by Borrower, of approximately $8,000,000.00 (the “Delinquent Accounts”).

     E. Pursuant to the Lender’s letter dated October 4, 2004 (the “Default Notice”) the Lender notified the Borrower of the occurrence of the Event of Default as a result of the breach of the Fixed Charge Coverage Ratio covenant in Section 7.6(a) of the Loan Agreement for the Fiscal Quarter ended June 30, 2004. In connection therewith, and in accordance with Section 1.3(b) of the Loan Agreement, Lender increased the rate of interest charged Borrower to the Prime Rate plus 5.0% (the “Default Rate”).

     F. Borrower has requested that Lender consent to the early termination of the Loan Agreement and to grant certain accommodations to Borrower as set forth herein.

     G. Lender is willing to consent to the early termination of the Loan Agreement subject to the terms of this Agreement and to grant certain accommodations to Borrower as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises, which are hereby incorporated into and made a part of this Agreement, the covenants and agreements hereinafter set forth, the sum of TEN and NO/100 DOLLARS ($10.00) cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned, intending to be

Exhibit 10.4

legally bound, does hereby agree as follows:

     1. Acknowledgments of Borrower. Borrower hereby acknowledges and agrees that:

(a)	The recital of facts set forth in this Agreement is true and correct in all material respects.

(b)	Lender has a valid and perfected security interest in and to the Collateral.

(c)	Borrower has failed or refused to comply with certain terms, conditions, and provisions of the Loan Agreement and has failed or refused to cure the same as permitted in the Loan Agreement, each of which has resulted in the occurrence of an Event of Default pursuant to Section 9.1(c) of the Loan Agreement (collectively and individually referred to as the “Existing Events of Default”), such Existing Events of Default including without limitation the following:

(1)	Borrower’s breach of the Fixed Charge Coverage Ratio covenant in Section 7.6(a) of the Loan Agreement for the Fiscal Quarters ended on June 30, 2004 and September 30, 2004; and

(2)	Borrower’s sale of Collateral to SipStorm in violation of Section 7.2 of the Loan Agreement

(d)	Borrower Z-Tel Communications, Inc. is a defendant in a certain lawsuit, styled as Beneficial Management Corporation of America v. Z-Tel Communications, Inc., in the Circuit Court for the 13th Judicial Circuit of Hillsborough County, Florida, Civil Division, Case No. 0410441, filed November 19, 2004 (the “Lease Litigation”), which contains allegations of Borrower’s default, event of default, or breach with respect to its real property lease as to one of Borrower’s business locations. Borrower is defending the Lease Litigation and has denied the allegations contained therein.

(e)	The recitation of specific events or occurrences of default described herein shall not constitute a waiver of any events or occurrences of default not specifically described herein.

(f)	As a consequence of the aforementioned defaults, Lender is entitled to exercise all rights and remedies available to it under the Loan Agreement, certain other Loan Documents, and otherwise, including without limitation the right to charge interest at the Default Rate, to declare all Obligations to be immediately due and payable, and/or to take possession of all or any portion of the Collateral.

(g)	Lender has not waived, does not hereby waive, and may never waive the events of default enumerated herein and/or any other defaults that may have existed, may presently exist, or may exist in the future.

(h)	All notices required under the Loan Agreement have been given by Lender or validly waived, including without limitation all notices of default, and all rights and/or opportunities to cure related thereto have expired or lapsed.

Exhibit 10.4

(i)	Except as expressly provided herein, Lender’s agreement to perform, and to permit Borrower to perform, as provided herein shall not invalidate, impair, negate, or otherwise affect Lender’s ability to exercise its rights and remedies under the Loan Agreement and otherwise.

     2. Acknowledgement and Consent as to Name Changes. Subject to satisfaction of the Accommodation Conditions set forth in Section 5 below, and without waiving any Existing Events of Default, and only to the extent that the name changes described herein become legally effective, Lender hereby acknowledges and consents to the change of the name “Z-Tel Technologies, Inc.” to “Trinsic, Inc.” and to the change of the name “Z-Tel Communications, Inc.” to “Trinsic Communications, Inc.” From and after the date the name changes described herein become legally effective, all references in the Loan Agreement and the Loan Documents to “Z-Tel Technologies, Inc.” shall be deemed to be a reference to “Trinsic, Inc.” and all references to “Z-Tel Communications, Inc.” shall be deemed to be a reference to “Trinsic Communications, Inc.”

     3. Acknowledgment and Consent as to Sale of Accounts. Subject to satisfaction of the Accommodation Conditions set forth in Section 5 below, and without waiving any Existing Events of Default, and without acknowledging or agreeing to the values ascribed to the Delinquent Accounts or the adequacy of the consideration paid therefor, Lender hereby acknowledges and consents to the Borrower’s sale, for the sum of $330,000.00 in cash to be delivered to Lender promptly upon consummation thereof, of the Delinquent Accounts.

     4. Early Termination; Default Rate; Agreement Regarding Waiver of Defaults. Absent a default under the terms of this Agreement, and if and for so long as each of the Accommodation Conditions is satisfied, Lender shall forbear from exercising its default rights and remedies under the Loan Agreement for the period from the date hereof through 5:00 p.m. local time in Atlanta, Georgia on May 31, 2005 (such date being hereby defined as the “Early Termination Date”), at which time all Obligations shall be immediately due and payable in full. Interest shall accrue and be payable at the Default Rate through and including the date all Obligations shall have been irrevocably paid in full.

     Notwithstanding other provisions of this Agreement to the contrary, to the extent that the commencement of the Lease Litigation does, may, or might constitute an Event of Default, Lender hereby waives same; however, Lender hereby expressly reserves the right to evaluate any determination or resolution of the Lease Litigation in the context of the Loan Agreement and this Agreement, and this waiver shall not in any way be a waiver of Lender’s rights and remedies with respect to declaring a default based on a determination or resolution in the Lease Litigation adverse Borrower’s interests.

     Neither this Agreement, nor Lender’s agreement to perform and to permit Borrower to perform, as provided herein, nor Lender’s enumeration of specific events of default to the exclusion of other possible events of default, shall be deemed to constitute a waiver of, or consent to, any events of default which have occurred, may have occurred, or may occur in the future, nor shall any of the foregoing be construed or deemed a reinstatement of the Credit Facility prior to the full, faithful, and timely performance hereunder. Nothing in this Agreement shall be implied or construed to obligate Lender to extend this Agreement or the Early Termination Date beyond the terms hereof. Nothing in this Agreement shall preclude Lender from exercising fully its rights and remedies under the Loan Agreement and otherwise, in the event of a default hereunder or a further default under the Loan Agreement.

     5. Conditions to Lender’s Accommodations to Borrower; Waiver of Early Termination Fee. Each of the following conditions shall constitute an Accommodation Condition and each shall be satisfied as a condition to Lender’s agreement to perform, and to permit Borrower to perform, pursuant to Paragraph 4 hereof:

Exhibit 10.4

(a)	Borrower shall fully and duly execute this Agreement and deliver an original of the same to Lender.

(b)	Simultaneously with the execution and delivery of this Agreement by Borrower to Lender, Borrower shall pay to Lender a fee in the amount of $150,000.00 (the “Modification Fee”) in consideration for Lender’s agreements as provided herein, which Modification Fee shall be non-refundable and fully earned as of the date of payment thereof.

(c)	As of the later to occur of (i) the date of execution and delivery of this Agreement by Borrower to Lender or (ii) the third Business Day after each such name change becomes effective, Borrower shall deliver to Lender true and correct copies of all Amendments to the Certificates of Incorporation of each of Borrower Z-Tel Technologies, Inc. and Z-Tel Communications, Inc. filed with the Delaware Secretary of State and evidencing the name changes as described herein.

(d)	Immediately upon consummation of the sale of the Delinquent Accounts, Borrower shall deposit into the Lockbox, all proceeds from the sale of the Delinquent Accounts.

(e)	Borrower shall fully, faithfully and timely comply with all of the obligations, covenants, terms, and provisions of this Agreement and the Loan Documents, including without limitation the payment of the Annual Facility Fee as required under the Loan Agreement as modified herein, and excepting any obligations, covenants, terms, and/or conditions which Lender has expressly waived or agreed to forbear.

     Upon Borrower’s irrevocable payment to Lender in full of all Obligations on or before the Early Termination Date as provided herein, Lender shall waive any and all right to charge and collect the Early Termination Fee.

     6. Modification of Annual Facility Fee Payment Schedule. As set forth in the Loan Agreement, an Annual Facility Fee in an amount equal to one and one-half percent (1.5%) of the Maximum Credit, in the amount of $375,000.00, shall be fully earned by Lender and non-refundable as of the anniversary of the Closing, which anniversary shall next occur on April 22, 2005 (the “First Anniversary Date”). The payment terms of such Annual Facility Fee are hereby modified to provide that one-half of the Annual Facility Fee shall be due and payable on April 22, 2005 and the remaining one-half of the Annual Facility Fee shall be due and payable on May 31, 2005; provided, however, that (i) in the event Borrower shall irrevocably pay in full all Obligations prior to the First Anniversary Date, no Annual Facility Fee shall be due; and (ii) in the event Borrower shall irrevocably pay in full all Obligations after the First Anniversary Date but prior to May 31, 2005, Lender shall waive the second half of the Annual Facility Fee.

     7. Reduction of Reserves. Upon Borrower’s satisfaction of the Accommodation Conditions described in subparagraphs (a) and (b) of Paragraph 5 hereof, Lender shall reduce its then-existing Reserves by $600,000.00.

     8. Termination of Lender’s Accommodations to Borrower. Lender’s agreement to perform, and to permit Borrower to perform, as provided herein shall terminate on the earliest to occur of:

Exhibit 10.4

(a)	Borrower’s failure or refusal to pay to Lender the Obligations in full on or before the Early Termination Date as provided herein;

(b)	The failure by Borrower to observe, satisfy, or continue any of the Accommodation Conditions;

(c)	The appointment of a Receiver for any Borrower;

(d)	Any voluntary or involuntary bankruptcy proceeding filed by or against any Borrower;

(e)	The institution or issuance of any writ of attachment, garnishment, execution, distraint or similar process against any Borrower; or

(f)	The occurrence or existence of any one or more events of default enumerated in the Loan Agreement, except for the events of default specifically described in Paragraph 1 hereof.

     Borrower hereby acknowledges and agrees that, notwithstanding anything to the contrary contained in the Loan Agreement or herein, Borrower shall not be entitled to receive any notice of a default under this Agreement, other than any notice that may be required by law and that may not be waived, nor shall they be entitled to a period of time within which to cure any such default.

     9. Remedies of Lender Upon Default. Upon a default or other event or occurrence giving rise to Lender’s ability to terminate its agreement to perform, and to permit Borrower to perform, as provided herein, Lender shall immediately be entitled to exercise any and all of its rights and remedies under the Loan Agreement, at law, in equity, or otherwise, including without limitation to terminate the Loan Agreement, to declare all Obligations to be immediately due and payable, and/or to take possession of all or any portion of the Collateral without further notice any party obligated thereon.

     10. Waiver of Notice of Disposition. Except as expressly provided herein, Borrower hereby knowingly, intelligently and voluntarily renounces and waives any and all notice or right to notice, including without limitation any and all rights that Borrower may have under the UCC to notice of the Lender’s intended disposition of any or all of the Collateral, and subject to this Agreement Lender may dispose of the Collateral or any portion thereof without further prior notice to Borrower. THE WAIVER OF NOTICE AS PROVIDED IN THIS SECTION 10 AND ELSEWHERE IN THIS AGREEMENT IS KNOWINGLY AND INTELLIGENTLY GIVEN AFTER DEFAULT UNDER ONE OR MORE OF THE LOAN DOCUMENTS AND IS ACKNOWLEDGED TO BE COMMERCIALLY REASONABLE IN ALL RESPECTS.

     11. Ratification of Loan Agreement. Except as expressly stated herein, the Loan Documents are and shall remain unchanged and in full force and effect. This Agreement is not intended to be nor shall it constitute a novation or accord and satisfaction of the Loan Documents or of the indebtedness secured thereby. Borrower has no setoffs, defenses, or counterclaims of any kind or nature whatsoever against Lender with respect to the Loan Documents or the obligations contained therein. Borrower hereby restates, ratifies, confirms and approves the Loan Documents, as the same may be modified and/or amended hereby, and Borrower agrees that the Loan Documents, as so modified and amended, constitute the valid and binding obligation and agreement of Borrower enforceable by Lender in accordance with their respective terms.

     12. No Defense. Except for the accommodations of Lender extended to Borrower herein and

Exhibit 10.4

hereunder, Borrower hereby agrees that the execution of this Agreement shall not be raised as and shall not constitute a defense or a claim to any subsequent exercise by Lender of its rights and remedies under the Loan Documents or otherwise.

     13. Strict Compliance. Borrower hereby agrees to comply strictly with the terms and provisions of this Agreement.

     14. Waiver and Release. In consideration of the accommodations granted herein and other good and valuable consideration, Borrower hereby waives, remises, releases and forever discharges Lender and its respective successors, assigns, affiliates, shareholders, directors, officers, directors, accountants, attorneys, employees, agents, representatives, and servants of, from and against any and all claims, actions, causes of action, suits, proceedings, contracts, judgments, damages, accounts, reckonings, executions, and liabilities whatsoever of every name and nature, whether known or unknown, whether or not well founded in fact or in law, and whether in law, at equity, or otherwise, which the undersigned ever had or now has for or by reason of any matter, cause, or anything whatsoever to this date relating to or arising out of any of the Loan Documents, any security interest, liens or collateral in connection therewith, or the enforcement of any of Lender’s rights or remedies thereunder.

     15. Satisfactory Documentation, Power of Attorney. In addition to this Agreement, Borrower hereby agrees to execute any documentation Lender deems necessary and consistent with the agreements herein made. Without limiting the foregoing, Borrower irrevocably appoints Lender, and any person designated by Lender, as Borrower’s true and lawful attorney-in-fact to execute, if applicable, and file or submit for recording, in Lender’s or Borrower’s name, any and all Financing Statements, amendments thereto, and other such documents Lender deems necessary or appropriate in furtherance of the agreements contained herein. Lender shall not be liable to Borrower for any action taken by Lender or its designee under this power of attorney, except to the extent that such action was taken by Lender in bad faith or with gross negligence or willful misconduct.

     16. Unrecorded Agreements. Borrower has not entered into any unrecorded agreements, mortgages, financing statements, security agreements, deeds of trust or any other agreement or instrument of any nature whatsoever which in any manner affects its right, title and interest or ability to perform as herein provided.

     17. Borrower Responsible for Lender’s Fees, Costs and Expenses. Borrower shall be responsible for all of Lender’s attorneys’ fees, costs and expenses associated with the negotiation and preparation of this Agreement. All such costs shall be paid, at Lender’s option, either (i) within ten (10) days of demand therefor, or (ii) added to the outstanding balance of the Loans to be paid off no later than at maturity, or (iii) out of sums derived from the liquidation or disposition of the Collateral or any portion thereof. Notwithstanding the foregoing, this provision shall not operate to waive Lender’s right to statutory attorneys’ fees, in the event of any future default under the Loan Agreement or hereunder.

     18. Representations, Warranties, Acknowledgments and Covenants. Borrower hereby represents, warrants, acknowledges and covenants to Lender that as of the date hereof,

     (a) Borrower is duly organized and in good standing under the laws of the state of its formation, is duly and legally authorized to enter into this Agreement, and has complied with all laws, rules, regulations, charter provisions, and bylaws to which it may be subject.

     (b) The undersigned representative is authorized to act on behalf of and bind Borrower in accordance with the terms of this Agreement, and Borrower shall furnish such resolutions, consents, and other such documents as may be reasonably requested by Lender in

Exhibit 10.4

connection with the above.

     (c) The individual executing this Agreement on behalf of Borrower has full power and authority to execute and deliver this Agreement as well as any and all documents and instruments contemplated herein or requested in connection herewith.

     (d) The Existing Events of Default set forth in Section 1(c) of this Agreement are the sole Events of Default under the Loan Agreement as of the date hereof, and no facts or circumstances presently exist which would constitute a default or an Event of Default under the Loan Agreement or give grounds for termination hereunder.

     (e) The Borrower does not have a present intention to file for protection or seek relief under the United States Bankruptcy Code or any similar federal or state law providing for the relief of debtors.

     (f) The Collateral, including without limitation Borrower’s books and records related thereto, is not located, kept, or stored at any location that is the subject of the Lease Litigation.

     (g) The addresses provided hereinbelow for Borrower are true and correct as of the date of this Agreement.

     19. Automatic Stay. In consideration of the agreements contained in this Agreement, the Borrower agrees that, in the event the Borrower, any guarantor of the Obligations or any of the persons or parties constituting any of the foregoing, shall:

     (a) file with any bankruptcy court of competent jurisdiction or be the subject of a petition under Title 11 of the United States Code, as amended (the “Bankruptcy Code”);

     (b) be the subject of any order for relief under the Bankruptcy Code;

     (c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors;

     (d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator; or

     (e) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors;

the Lender shall thereupon be entitled and the Borrower irrevocably consents to immediate and unconditional relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, any similar provision under any other federal or state law, statute, rule, regulation or ordinance, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Lender herein or in the other Loan Documents, or any other documents or instruments executed and delivered in connection therewith and as otherwise provided by law, and the Borrower irrevocably waives any right to object to such relief and will not contest any motion by the Lender seeking relief from the automatic stay.

Exhibit 10.4

     20. Fraud. Borrower has not committed any act of fraud or deceit in connection with the transactions involving Lender, including without limitation, knowingly furnishing of any materially false information, financial or non-financial, knowingly withholding of any material information, financial or non-financial, or knowingly making of any warranties or representations which are materially untrue as of the date hereof.

     21. Time. Time is of the essence of this Agreement.

     22. Binding Effect. The terms and conditions, covenants, agreements, powers, privileges and notices of authorization contained herein shall be binding upon and shall inure to the benefit of Lender, Borrower, and their respective successors, assigns, agents, and attorneys. No person other than the parties signatory hereto shall be authorized to rely upon the contents of this Agreement or be deemed an beneficiary thereof.

     23. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision, or the remaining provisions of this Agreement.

     24. Notice. Any notice, demand, request, or other communication required or permitted hereunder shall be in writing, shall have been duly made or delivered in strict accordance with the Loan Agreement.

     25. Construction of this Agreement. This Agreement constitutes and embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and thereof and supercedes any and all prior agreements, promises, negotiations, representations, understandings or inducements, whether express or implied, oral or written regarding the terms hereof. This Agreement may not be modified, altered or amended except by an agreement in writing signed by all of the parties hereto. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Any warranty or representation made in this Agreement shall be deemed to be material and shall survive and remain in full force and effect after any transfer, conveyance or foreclosure of the Collateral to or by Lender, and nothing herein shall impair, affect, or limit any right or claim of Lender which it might have against Borrower for breach of any such warranty or representation.

     26. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO AGREE TO WAIVE THE RIGHT TO A TRIAL BY JURY, AS TO ANY ACTION WHICH MAY ARISE AS A RESULT OF THE LOAN DOCUMENTS, THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH.

     27. Legal Representation. Each of the parties hereto acknowledges that it has been represented by independent legal counsel in connection with the execution of this Agreement, that it is fully aware of the terms and conditions contained herein, and that it has entered into and executed the within Agreement as a voluntary action and without coercion or duress of any kind.

     28. Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties or signatories hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when accepted by Lender (notice of which acceptance is hereby waived by Borrower).

Exhibit 10.4

[SIGNATURES CONTAINED ON FOLLOWING PAGES]

Exhibit 10.4

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, do hereby execute this Agreement the date and year first above written.

BORROWER:
TRINSIC COMMUNICATIONS, INC.,
formerly known as
Z-TEL COMMUNICATIONS, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

TRINSIC, INC., formerly known as
Z-TEL TECHNOLOGIES, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

Z-TEL NETWORK SERVICES, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

Exhibit 10.4

Z-TEL BUSINESS NETWORKS, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

Z-TEL, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

Z-TEL HOLDINGS, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

Z-TEL COMMUNICATIONS OF VIRGINIA, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

Exhibit 10.4

Z-TEL INVESTMENTS, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

TOUCH-1 COMMUNICATIONS, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

DirecTEL, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

direcCONNECT, INC.

By:

Name:	Horace J. “Trey” Davis, III
Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

Exhibit 10.4

Z-TEL CONSUMER SERVICES, LLC

	By:	TOUCH-1 COMMUNICATIONS, INC.,
its sole member

By:

	Name:	Horace J. “Trey” Davis, III
	Title:	Treasurer and Chief Financial Officer
601 S. Harbour Island Blvd
Suite 210
Tampa, FL 33602
Attention: Horace J. “Trey” Davis, III
Facsimile: (813) 233-4582

with a copy to:	Richard B. Hadlow
Holland & Knight, LLP
100 North Tampa Street, Suite 4100
Tampa, Florida 33602-3644
P.O. Box 1288 (33601-1288)
Facsimile: (813) 229-0134

LENDER:
TEXTRON FINANCIAL CORPORATION

By:

Name: Ron Eckhoff
Title: Vice President
11575 Great Oaks Way, Suite 210
Alpharetta, GA 30022
Attention: SVP–ABLG Portfolio Mgmt
Facsimile: (770) 360-1672

with a copy to:	Textron Financial Corporation
11575 Great Oak Way, Suite 210
Alpharetta, GA 30022
Attention: Division Legal Counsel
Facsimile: (770) 360-1483

and:	Greenberg Traurig, LLP
The Forum, Suite 400
3290 Northside Parkway, N.W.
Atlanta, GA 30327
Attention: David B. Kurzweil, Esq.
Facsimile: (678) 553-2675